SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        January 21, 2018
                         Date of Report
                (Date of Earliest Event Reported)


                      ALLYME HOLDING INC.
      (Exact Name of Registrant as Specified in its Charter)


Delaware                   000-55738                81-4679061
(State or other        (Commission File Number)    (IRS Employer
jurisdiction                                      of incorporation)

                     23E Caifu Building
                       88 Fuhua3 Road
                   Futian, Shenzhen, China
         (Address of principal executive offices) (zip code)

                      +1 778 888 2886
        (Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]	Written communications pursuant to Rule 425 under the
		Securities Act (17 CFR 230.425)

[  ]	Soliciting material pursuant to Rule 14a-12 under the
		Exchange Act (17 CFR 240.14a-12)

[  ]	Pre-commencement communications pursuant to Rule 14d-2(b)
		under the Exchange Act (17 CFR 240.14d-2(b))

[  ]	Pre-commencement communications pursuant to Rule 13e-4(c)
		under the Exchange Act (17 CFR 240.13e-4(c))


Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(Section 230.405 of this chapter) or Rule 12b-2 of the Securities
Exchange Act of 1934 (Section 240.12b-2 of this chapter).

				Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]


ITEM 8.01   Other Events

     On January 21, 2018, two shareholders of the Allyme
Holding Inc. (the "Company") holding an aggregate of 500,000 shares of common stock of the Company contributed such shares back to the Company at par as follows:

		James Cassidy	250,000 shares
		James McKillop	250,000 shares

As a result neither Mr. Cassidy nor Mr. McKillop remain as shareholders of the Company and the total aggregate outstanding common stock as of the date of this Report.

                    SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                       ALLYME HOLDING INC.


Date: February 8, 2018           /s/ Zilin Wang
                                   Mark Zilin Wang